UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 1, 2005


                                 Osteotech, Inc.
             (Exact name of registrant as specified in its charter)

                                     0-19278
                            (Commission File Number)

           Delaware                                   13-3357370
  (State or other jurisdiction of         (I.R.S. Employer Identification No.)
   incorporation)


                    51 James Way, Eatontown, New Jersey 07724
             (Address of principal executive offices, with zip code)

                                 (732) 524-2800
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___ Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
Exchange Act (17 CFR 240.14d-2(b))

___ Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01 Regulation FD Disclosure

     On September 1, 2005, Osteotech, Inc. (the "Company") issued a press release announcing that it had released a letter by Richard W. Bauer, its Chief Executive Officer, sent on August 30, 2005 to Bruce Stroever, President and CEO of The Musculoskeletal Transplant Foundation ("MTF") criticizing MTF for its unwillingness to recognize the value of the Company's franchise and for MTF's misleading statements to shareholders. A copy of the press release is attached hereto as Exhibit 99.1, which is incorporated herein by reference.

     The information furnished herewith pursuant to Item 7.01 of this Current Report and in Exhibit 99.1 hereto shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this
Item 7.01 and in Exhibit 99.1 hereto shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.


Item 9.01 Financial Statements and Exhibits

    (c)      Exhibits

     Exhibit Number  Description


              99.1    Press Release of Osteotech, Inc. dated September 1, 2005

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      OSTEOTECH, INC.


Date:  September 2, 2005              By:_/s/ MICHAEL J. JEFFRIES
                                        Michael J. Jeffries
                                        Executive Vice President, Chief
                                        Financial Officer (Principal Financial
                                        Officer and Principal
                                        Accounting  Officer)